Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,875,000.00
Previously Paid Amount	2,382.23
Total Fee Amount	3,573.33
Total Offset Amount	0.00
Net Fee	$ 1,191.10